UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501
(Address of principal executive offices)

(804) 444-1000
(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 13, 2012, MeadWestvaco Corporation (the “Company”) issued a press release announcing details relating to the completion of the spin-off and subsequent merger of its Consumer & Office Products business, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 17, 2012, the Company issued a press release announcing the preliminary unaudited first quarter results for its Consumer & Office Products business, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

            (d) Exhibits

Exhibit No.	Description
99.1	Press Release of MeadWestvaco Corporation, dated April 13, 2012.
99.2	Press Release of MeadWestvaco Corporation, dated April 17, 2012.

                                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2012	MEADWESTVACO CORPORATION By: _/s/ John Carrara________________ Name: John Carrara Title: Assistant Secretary and Associate General Counsel

MEADWESTVACO CORPORATION

Exhibit Index

Exhibit No.	Description
99.1	Press Release of MeadWestvaco Corporation, dated April 13, 2012.
99.2	Press Release of MeadWestvaco Corporation, dated April 17, 2012.